ROIC
RETAIL OPPORTUNITY INVESTMENTS CORPORATION

1st Quarter 2013 Supplemental Information


NEW SEASONS
SAFEWAY
VONS

Retail Opportunity Investments Corp.
8905 Towne Centre Drive, Suite 108
San Diego, CA 92122

www.roireit.net

Our Company

Retail Opportunity Investments Corporation (Nasdaq:ROIC) is a fully integrated, self-managed real estate investment trust. ROIC specializes in the acquisition, ownership and management of necessity-based community and neighborhood shopping centers, anchored by national or regional supermarkets and drugstores. At March 31, 2013, ROIC's property portfolio included 47 shopping centers encompassing approximately 5.0 million square feet. Additional information is available at www.roireit.net.

Forward Looking Information

Certain information contained herein may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, risks associated with the Company's ability to identify and acquire retail real estate investments that meet the Company's investment standards; the level of rental revenue and net interest income the Company achieves from its target assets; the market value of the Company's assets and the supply of, and demand for, retail real estate investments in which the Company invests; the conditions in the local markets in which the Company operates, as well as changes in national economic and market conditions; consumer spending and confidence trends; the Company's ability to enter into new leases or to renew leases with existing tenants at the properties at favorable rates; the Company's ability to anticipate changes in consumer buying practices and the space needs of tenants; the competitive landscape impacting the properties the Company acquires and their tenants; the Company's relationships with its tenants and their financial condition; the Company's use of debt as part of its financing strategy and its ability to make payments or to comply with any covenants under any borrowings or other debt facilities; the level of the Company's operating expenses, including amounts we are required to pay to the Company's management team and to engage third party property managers; changes in interest rates that could impact the market price of the Company's common stock and the cost of the Company's borrowings; and legislative and regulatory changes (including changes to laws governing the taxation of REITs). Additional information regarding these and other factors is described in the Company's filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K. and the Company's Quarterly Reports on Form 10-Q. Forward looking statements are based on estimates as of the date of this supplemental data. The Company disclaims any obligation to publicly release the results of any revisions to these forward looking statements reflecting new estimates, events or circumstances after the date of this supplemental data. For further information, please refer to the Company's filings with the Securities and Exchange Commission.

Supplemental Information

The enclosed information should be read in conjunction with the Company's filings with the Securities and Exchange Commission, including but not limited to, the Company's Form 10-Qs filed quarterly and Form 10-Ks filed annually. Additionally, the enclosed information does not purport to disclose all items under generally accepted accounting principles ("GAAP").

Table of Contents

Page

Financial Data

Portfolio Data

ROIC

Balance Sheets

(unaudited, dollars in thousands)

	As Of 03/31/13	As Of 12/31/12
ASSETS:		
Real estate investments:		
Land	$ 296,177	$ 283,445
Buildings and improvements	617,112	588,248
Less: accumulated depreciation and amortization	(37,851)	(32,365)
	875,438	839,329
Mortgage notes receivable	10,294	10,000
Investment in and advances to unconsolidated joint ventures	15,526	15,295
Real Estate Investments, net	901,258	864,624
Cash and cash equivalents	6,894	4,692
Restricted cash	1,880	1,701
Tenant and other receivables	13,973	12,455
Deposits	2,000	2,000
Acquired lease intangible asset, net of accumulated amortization	40,345	41,231
Prepaid expenses	3,099	1,246
Deferred charges, net of accumulated amortization	21,975	21,623
Other assets	949	1,340
TOTAL ASSETS	$ 992,373	$ 950,912
LIABILITIES:		
Term loan	$ 200,000	$ 200,000
Credit facility	18,000	119,000
Mortgage notes payable	81,753	72,690
Acquired lease intangibles liability, net of accumulated amortization	56,774	57,372
Accounts payable and accrued expenses	3,800	6,469
Tenants' security deposits	2,428	2,337
Other liabilities	24,387	26,503
TOTAL LIABILITIES	387,142	484,369
EQUITY:		
Common stock, $.0001 par value 500,000,000 shares authorized	7	5
Additional paid-in-capital	668,342	523,540
Accumulated deficit	(46,486)	(38,851)
Accumulated other comprehensive loss	(16,634)	(18,155)
Total Retail Opportunity Investments Corp. stockholders' equity	605,229	466,540
Noncontrolling interests	2	2
TOTAL EQUITY	605,231	466,542
TOTAL LIABILITIES AND EQUITY	$ 992,373	$ 950,912

The Company's Form 10-Q for the quarters ended March 31, 2013 and 2012 and Form 10-K for the year ended December 31, 2012 should be read in conjunction with the above information.

Income Statements

(unaudited, in thousands, except per share amounts)

	Three Months Ended	
	03/31/13	03/31/12
REVENUES:		
Base rents	$ 19,350	$ 13,341
Recoveries from tenants	4,830	3,104
Mortgage receivable	204	202
TOTAL REVENUES	24,384	16,648
OPERATING EXPENSES:		
Property operating	4,159	2,969
Property taxes	2,315	1,599
Depreciation and amortization	8,881	6,650
General & administrative expenses	2,736	2,420
Acquisition transaction costs	409	123
TOTAL OPERATING EXPENSES	18,500	13,761
NET OPERATING INCOME	5,884	2,887
NON-OPERATING INCOME (EXPENSES):		
Interest expense and other finance expenses	(3,825)	(2,294)
Equity in income of unconsolidated joint ventures	231	524
Interest income	-	10
TOTAL NON-OPERATING INCOME (EXPENSES)	(3,594)	(1,759)
NET INCOME (LOSS) ATTRIBUTABLE TO RETAIL OPPORTUNITY INVESTMENTS CORP.	$ 2,290	$ 1,127
NET INCOME (LOSS) PER COMMON SHARE - BASIC	$ 0.04	$ 0.02
NET INCOME (LOSS) PER COMMON SHARE - DILUTED	$ 0.04	$ 0.02
Weighted average common shares outstanding - basic	**57,373**	**49,604**
Weighted average common shares outstanding - diluted	**60,816**	**49,690**

The Company's Form 10-Q for the quarters ended March 31, 2013 and 2012 and Form 10-K for the year ended December 31, 2012 should be read in conjunction with the above information.

The above does not purport to disclose all items required under GAAP.

ROIC

Funds From Operations

(unaudited, in thousands, except per share amounts)

	Three Months Ended	
	03/31/13	03/31/12
Funds from Operations: (FFO)(1)		
Net income for the period	$ 2,290	$ 1,127
Plus:		
Depreciation and amortization expense	8,881	6,650
Depreciation attributable to unconsolidated joint venture	352	606
FUNDS FROM OPERATIONS	**$ 11,523**	**$ 8,383**
FUNDS FROM OPERATIONS PER SHARE - BASIC	**$ 0.20**	**$ 0.17**
FUNDS FROM OPERATIONS PER SHARE - DILUTED	**$ 0.19**	**$ 0.17**
Weighted average common shares outstanding - basic	57,373	49,604
Weighted average common shares outstanding - diluted	60,816	49,690
Common dividends per share	**$ 0.15**	**$ 0.12**
Cash dividend	**$ 9,897**	**$ 5,954**
FFO Payout Ratio	**86%**	**71%**

(1) - Funds from operations ("FFO"), is a widely-recognized non GAAP financial measure for REIT's that the Company believes when considered with financial statements determined in accordance with GAAP, provides additional and useful means to assess our financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs, most of which present FFO along with net income as calculated in accordance with GAAP.
The Company computes FFO in accordance with the "White Paper" on FFO published by the National Association of Real Estate Investment Trusts ("NAREIT"), which defines FFO as net income attributable to common shareholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring and sales of property, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures. The Company considers FFO a meaningful, additional measure of operating performance because it primarily excludes the assumption that the value of its real estate assets diminishes predictably over time and industry analysts have accepted it as a performance measure. However, FFO:

- does not represent cash flows from operating activities in accordance with GAAP (which generally reflects all cash effects of transactions and other events in the determination of net income); and
- should not be considered an alternative to net income as an indication of our performance.

FFO as defined by us may not be comparable to similarly titled items reported by other real estate investment trusts due to possible differences in the application of the NAREIT definition used by such REITs.

The Company's Form 10-Q for the quarters ended March 31, 2013 and 2012 and Form 10-K for the year ended December 31, 2012 should be read in conjunction with the above information.

Selected Financial Analyses

(unaudited, in thousands, except per share amounts)

	03/31/13		12/31/12	
Same Property NOI Analysis		7.9%		7.4%
Debt coverage ratios:				
Interest coverage ratio (EBITDA/interest expense)		4.0x		3.6x
Debt service coverage (EBITDA/(interest expense + scheduled principal payments))		3.7x		3.4x
Net Debt (Total debt less cash & equivalents)/ EBITDA		4.8x		8.2x
Debt/equity ratios:				
Total debt/total market capitalization		23.5%		35.1%
Total debt/total equity market capitalization		30.7%		54.2%
Total debt/total book assets		30.2%		41.2%
Total debt/undepreciated book value (1)		29.1%		39.8%
Secured debt/undepreciated book value (1)		7.9%		7.4%
Market capitalization calculations:				
Common shares outstanding		66,628		52,857
Warrants outstanding		20,693		49,399
Common stock price per share, end of period	$	14.02	$	12.85
Warrants price per share, end of period	$	2.00	$	0.89
Common market equity at end of period	$	934,119	$	679,209
Warrants market equity at end of period		41,386		43,965
Total equity market capitalization	$	975,505	$	723,175
Total debt end of period		299,753		391,690
TOTAL MARKET CAPITALIZATION	$	1,275,258	$	1,114,864

(1) Excludes accumulated depreciation on operating assets.

The Company's Form 10-Q for the quarters ended March 31, 2013 and 2012 and Form 10-K for the year ended December 31, 2012 should be read in conjunction with the above information.

ROIC

Summary of Debt Outstanding

(unaudited, dollars in thousands)	Outstanding Balance	Actual Interest Rate	GAAP Interest Rate (1)	Maturity Date	Percent of Total Indebtedness
Fixed Rate Debt:					
Gateway Village I	6,678	5.6%	3.8%	02/01/14	2.3%
Gateway Village II	6,832	5.7%	3.8%	05/01/14	2.3%
Euclid Plaza	8,276	5.2%	3.8%	11/01/14	2.8%
Country Club Gate	12,417	5.0%	4.2%	01/01/15	4.2%
Renaissance Towne Centre	16,691	5.1%	4.8%	06/01/15	5.6%
Gateway Village III	7,437	6.1%	4.8%	07/01/16	2.5%
Bernardo Heights	8,865	5.7%	3.3%	07/11/17	3.0%
Santa Teresa Village	11,177	6.2%	3.3%	02/01/18	3.8%
Interest rate swaps	175,000	4.4%	4.4%	Various	59.0%
Total Fixed Rate Debt	$ 253,373	4.8%	4.3%		85.5%
Variable Rate Debt:					
Credit facility	18,000	1.8%	1.8%	08/29/16	6.1%
Term loan facility	200,000	1.8%	1.8%	08/29/17	67.5%
Interest rate swaps	(175,000) (2)				
Total Variable Rate Debt:	$ 43,000	1.8%	1.8%		14.5%
TOTAL DEBT	$ 296,373	4.3%	3.9%		100.0%
Net unamortized premiums on mortgages	3,380				
TOTAL DEBT - NET	$ 299,753				

Principal Maturities

Principal Maturities	Principal Amortization	Principal due at Maturity	Credit Facilities	Total	Percentage of Debt Maturing
2013	$ 1,067	$ -	$ -	$ 1,067	0.4%
2014	1,256	21,185	-	22,441	7.6%
2015	669	28,017	-	28,686	9.7%
2016	463	7,120	18,000	25,583	8.6%
2017	361	8,099	200,000	208,460	70.3%
2018	42	10,094	-	10,136	3.4%
	$ 3,858	$ 74,515	$ 218,000	$ 296,373	100.0%
Net unamortized premiums on mortgages				3,380	
				$ 299,753	

Summary of Unencumbered/Encumbered properties (3)

	# of Properties	GLA	%
Unencumbered	40	3,989,916	88.9%
Encumbered	6	499,299	11.1%
	46	4,489,215	100.0%

(1) Reflects the market interest rate at the date the mortgage was assumed.
(2) Includes a $25 million forward starting swap with net interest payments that becomes effective in April, 2013. Swap interest rate reflects all-in rate, with a weighted average swap rate of 2.9%.
(3) Does not include unconsolidated joint venture.

The above does not purport to disclose all items required under GAAP.

ROIC

2013 Property Acquisitions

(dollars in thousands)

Shopping Centers	Location	Date Acquired	% Owned	Purchase Amount	GLA
1Q 2013					
Diamond Bar Town Center	Diamond Bar, CA	02/01/13	100.0%	27,400	100,342
Bernardo Heights Plaza	Rancho Bernardo, CA	02/06/13	100.0%	$ 12,400	37,729
Total 1Q 2013				39,800	138,071

Property Portfolio

(dollars in thousands)

Shopping Centers	City	State	% Owned	Date Acquired	GLA	% Leased	ABR (1)	Major Tenants
Stabilized Shopping Centers								
Northern California								
Norwood Shopping Center	Sacramento	CA	100.0%	04/06/10	88,851	94.4%	$ 1,121	Viva Supermarket, Rite Aid, Citi Trends
Pleasant Hill Marketplace	Pleasant Hill	CA	100.0%	04/08/10	69,715	100.0%	1,343	Buy Buy Baby, Office Depot, Basset Furniture
Pinole Vista Shopping Center	Pinole	CA	100.0%	01/06/11	165,025	96.9%	1,666	Kmart, SaveMart (Lucky) Supermarket**(2)**
Mills Shopping Center	Rancho Cordova	CA	100.0%	02/17/11	239,081	73.2%	1,888	Warehouse Markets, Dollar Tree
Morada Ranch	Stockton	CA	100.0%	05/16/11	101,842	97.8%	2,152	Raleys Supermarket
Country Club Gate Center	Pacific Grove	CA	100.0%	07/08/11	109,331	93.7%	1,823	SaveMart (Lucky) Supermarket, Rite Aid
Marlin Cove	Foster City	CA	100.0%	05/04/12	73,186	96.3%	1,609	99 Ranch Market
The Village at Novato	Novato	CA	100.0%	07/24/12	20,043	90.6%	506	Trader Joe's
Santa Teresa Village	San Jose	CA	100.0%	11/08/12	125,162	97.6%	2,211	Raleys (Nob Hill) Supermarket
Northern California Totals					**992,236**	**90.9%**	**14,318**	
Southern California								
Paramount Plaza	Paramount	CA	100.0%	12/22/09	95,062	95.7%	1,638	Fresh & Easy, Rite Aid, TJ Maxx
Santa Ana Downtown Plaza	Santa Ana	CA	100.0%	01/26/10	100,305	98.8%	1,783	Kroger (Food 4 Less) Supermarket, Marshalls
Claremont Promenade	Claremont	CA	100.0%	09/23/10	91,529	95.5%	2,013	Super King Supermarket
Gateway Village	Chino Hills	CA	100.0%	12/17/10	96,959	100.0%	2,919	Sprouts Farmers Market
Sycamore Creek	Corona	CA	100.0%	09/30/10	74,198	96.0%	1,504	Safeway (Vons) Supermarket, CVS**(2)**
Marketplace Del Rio	Oceanside	CA	100.0%	01/03/11	177,136	98.6%	3,136	Stater Brothers Supermarket, Walgreens, Ace Hardware
Renaissance Towne Centre	San Diego	CA	100.0%	08/03/11	53,074	100.0%	2,089	CVS
Desert Springs Marketplace	Palm Desert	CA	100.0%	02/17/11	105,157	95.8%	2,195	Kroger (Ralph's) Supermarket, Rite Aid
Euclid Plaza	San Diego	CA	100.0%	03/29/12	77,044	100.0%	1,261	Vallarta Supermarket, Walgreens
Seabridge Marketplace	Oxnard	CA	100.0%	05/31/12	93,784	94.7%	1,500	Safeway (Vons) Supermarket
Glendora Shopping Center	Glendora	CA	100.0%	08/01/12	106,535	95.8%	1,111	Albertson's Supermarket
Bay Plaza	San Diego	CA	100.0%	10/05/12	73,324	86.4%	1,575	Seafood City Supermarket
Cypress Center West	Cypress	CA	100.0%	12/04/12	106,451	94.1%	1,698	Kroger (Ralph's) Supermarket, Rite Aid
Redondo Beach Plaza	Redondo Beach	CA	100.0%	12/27/12	110,509	100.0%	1,983	Safeway (Vons) Supermarket, Petco
Harbor Place Center	Garden Grove	CA	100.0%	12/27/12	119,821	100.0%	1,446	AA Supermarket, Ross Dress For Less
Bernardo Heights Plaza	Rancho Bernardo	CA	100.0%	02/06/13	37,729	100.0%	849	Sprouts Farmers Market
Diamond Bar Town Center	Diamond Bar	CA	100.0%	02/01/13	100,342	89.3%	1,702	National grocery tenant
Southern California Totals					**1,618,959**	**96.6%**	**30,402**	
Portland Metropolitan								
Vancouver Market Center	Vancouver	WA	100.0%	06/17/10	118,385	93.0%	850	Albertson's Supermarket
Happy Valley Town Center	Happy Valley	OR	100.0%	07/14/10	132,896	97.2%	2,934	New Seasons Supermarket
Oregon City Point	Oregon City	OR	100.0%	07/14/10	35,305	87.3%	826	Starbucks, West Coast Bank, FedEx Kinko's
Cascade Summit Town Square	West Linn	OR	100.0%	08/20/10	95,508	100.0%	1,443	Safeway Supermarket
Heritage Market Center	Vancouver	WA	100.0%	09/23/10	107,468	94.0%	1,577	Safeway Supermarket
Division Crossing	Portland	OR	100.0%	12/22/10	98,321	81.4%	813	Rite Aid
Halsey Crossing	Gresham	OR	100.0%	12/22/10	99,428	97.3%	798	Safeway Supermarket, Dollar Tree
Hillsboro Market Center	Hillsboro	OR	100.0%	11/23/11	156,021	97.8%	2,268	Albertson's Supermarket, Dollar Tree, Marshalls
Wilsonville Old Town Square	Wilsonville	OR	100.0%	07/15/10	49,937	97.4%	1,636	Kroger (Fred Meyer) **(2)**
Portland Metropolitan Totals					**893,269**	**94.5%**	**13,145**	

Property Portfolio, cont.

(dollars in thousands)

Shopping Centers	City	State	% Owned	Date Acquired	GLA	% Leased	ABR (1)	Major Tenants
Seattle Metropolitan								
Meridian Valley Plaza	Kent	WA	100.0%	02/01/10	51,597	100.0%	622	Kroger (QFC) Supermarket
The Market at Lake Stevens	Lake Stevens	WA	100.0%	03/11/10	74,130	100.0%	1,316	Haggen Food & Pharmacy
Crossroads (3)	Bellevue	WA	49.0%	12/23/10	463,402	97.7%	7,983	Kroger (QFC) Supermarket, Bed Bath & Beyond, Sports Authority
Canyon Park Shopping Center	Bothell	WA	100.0%	07/29/11	123,627	100.0%	1,609	Albertson's Supermarket, Rite Aid
Hawks Prairie Shopping Center	Lacey	WA	100.0%	09/09/11	154,781	100.0%	1,797	Safeway Supermarket, Dollar Tree, Big Lots
The Kress Building	Seattle	WA	100.0%	09/30/11	73,563	100.0%	1,783	IGA Supermarket, TJMaxx
Gateway Shopping Center	Marysville	WA	100.0%	02/16/12	106,104	100.0%	2,564	WinCo Foods (2), Rite Aid, Ross Dress For Less
Aurora Square	Shoreline	WA	100.0%	05/02/12	38,030	100.0%	311	Central Supermarket
Seattle Metropolitan Totals					**1,085,234**	**99.0%**	**17,986**	
STABILIZED SHOPPING CENTERS					**4,589,698**	**95.5%**	**$ 75,851**	
Repositioning Shopping Centers								
Phillips Village	Pomona	CA	100.0%	02/02/10	123,872	50.3%	$ 723	Fresh Choice Supermarket
Nimbus Village	Rancho Cordova	CA	100.0%	02/17/11	70,818	69.6%	861	Spaghetti Factory Restaurant, Cattlemens Restaurant
Round Hill Square Shopping Center	Zephyr Cove	NV	100.0%	09/21/11	115,984	79.7%	1,602	Safeway Supermarket, US Postal Service
Green Valley Station	Cameron Park	CA	100.0%	06/15/12	52,245	77.4%	805	CVS
REPOSITIONING SHOPPING CENTERS					**362,919**	**67.4%**	**3,991**	
TOTAL PROPERTY PORTFOLIO					**4,952,617**	**93.4%**	**79,842**	

(1) Annual base rent ("ABR") is equal to monthly rent, on an annualized basis, at March 31, 2013. Annual base rent does not include concessions or future rent increases.
(2) These retailers own their own space and are not tenants of the Company.
(3) The Company owns a JV interest in Crossroads. The data above represents the total GLA, leased percentage and ABR at Crossroads.

ROIC

Top Ten Tenants

(Based on ABR for Wholly-owned Properties)

	Tenant	Number of Leases		ABR	Percent of Total ABR	GLA	Percent of Total Leased GLA
1	Safeway Supermarket	8	$	4,087	5.7%	415,362	10.0%
2	Rite Aid	8		2,233	3.1%	145,832	3.5%
3	Kroger Supermarket	4		1,902	2.6%	154,592	3.7%
4	Marshalls / T.J. MAXX	4		1,502	2.1%	101,154	2.4%
5	Raley's Supermarket	2		1,361	1.9%	92,318	2.2%
6	Albertson's Supermarket	4		1,354	1.9%	201,445	4.8%
7	JP Morgan Chase	9		1,065	1.5%	37,175	0.9%
8	Sprouts Farmers Market	2		1,040	1.4%	51,113	1.2%
9	Ross Dress for Less	3		1,035	1.4%	79,670	1.9%
10	Haggen Food & Pharmacy	1		836	1.2%	53,500	1.3%
		45	$	16,415	22.8%	1,332,161	31.9%

Lease Expiration Schedule

(Wholly-owned Properties)

Anchor Tenants

	Number of Leases Expiring (1)	Leased GLA	Percent of Total Leased GLA	ABR Per Sq. Ft.	Percent of Total ABR
2013	0	-	0.0%	$ -	0.0%
2014	3	91,406	2.2%	13.23	1.7%
2015	3	107,954	2.6%	6.16	0.9%
2016	6	218,562	5.2%	7.82	2.4%
2017	6	184,730	4.4%	8.50	2.2%
2018	8	209,217	5.0%	13.09	3.8%
2019	6	156,964	3.8%	14.14	3.1%
2020	4	124,529	3.0%	7.78	1.3%
2021	3	110,790	2.7%	6.61	1.0%
2022+	23	1,006,788	24.1%	13.36	18.7%
	62	2,210,940	53.0%	$ 11.43	35.2%

Non-Anchor Tenants

	Number of Leases Expiring	Leased GLA	Percent of Total Leased GLA	ABR Per Sq. Ft.	Percent of Total ABR
2013	107	194,922	4.7%	$ 25.57	6.9%
2014	126	257,010	6.2%	24.42	8.7%
2015	139	358,317	8.6%	21.19	10.6%
2016	140	275,375	6.6%	23.58	9.0%
2017	136	315,618	7.6%	24.11	10.6%
2018	69	195,291	4.7%	22.51	6.1%
2019	16	69,405	1.7%	23.68	2.3%
2020	12	53,579	1.3%	24.24	1.8%
2021	13	42,850	1.0%	25.22	1.5%
2022+	49	197,463	4.7%	26.44	7.3%
	807	1,959,830	47.0%	$ 23.77	64.8%

All Tenants

	Number of Leases Expiring	Leased GLA	Percent of Total Leased GLA	ABR Per Sq. Ft.	Percent of Total ABR
2013	107	194,922	4.7%	$ 25.57	6.9%
2014	129	348,416	8.4%	21.49	10.4%
2015	142	466,271	11.2%	17.71	11.5%
2016	146	493,937	11.8%	16.60	11.4%
2017	142	500,348	12.0%	18.35	12.8%
2018	77	404,508	9.7%	17.64	9.9%
2019	22	226,369	5.4%	17.07	5.4%
2020	16	178,108	4.3%	12.73	3.2%
2021	16	153,640	3.7%	11.80	2.5%
2022+	72	1,204,251	28.9%	15.51	26.0%
	869	4,170,770	100.0%	$ 17.23	100.0%

Anchor tenants are leases equal to or greater than 15,000 square feet.
Does not assume exercise of renewal options.

Leasing Summary

(Wholly-owned Properties)

New Leases

	For the Three Months Ended March 31, 2013		
	Non-Anchors	Anchors	Total
Number of Leases	20	2	22
Gross Leasable Area (sq. ft.)	35,397	105,243	140,640
Initial Base Rent ($/sq. ft.)	$ 20.73	$ 8.94	$ 11.91
Tenant Improvements ($/sq. ft.)	$ 9.98	$ 3.82	$ 5.37
Leasing Commissions ($/sq. ft.)	$ 2.01	$ 0.71	$ 1.04

Renewals

	For the Three Months Ended March 31, 2013		
	Non-Anchors	Anchors	Total
Number of Leases	12	-	12
Gross Leasable Area (sq. ft.)	30,560	-	30,560
Initial Base Rent ($/sq. ft.)	$ 20.84	$ -	$ 20.84
Tenant Improvements ($/sq. ft.)	$ 0.16	$ -	$ 0.16
Leasing Commissions ($/sq. ft.)	$ -	$ -	$ -

Total

	For the Three Months Ended March 31, 2013		
	Non-Anchors	Anchors	Total
Number of Leases	32	2	34
Gross Leasable Area (sq. ft.)	65,957	105,243	171,200
Initial Base Rent ($/sq. ft.)	$ 20.78	$ 8.94	$ 13.50
Tenant Improvements ($/sq. ft.)	$ 5.43	$ 3.82	$ 4.44
Leasing Commissions ($/sq. ft.)	$ 1.08	$ 0.71	$ 0.85

Anchor tenants are leases equal to or greater than 15,000 square feet.

ROIC

Investor Information

Retail Opportunity Investments Corp.
www.roireit.net
NASDAQ: ROIC
8905 Towne Centre Drive, Suite 108
San Diego, CA 92122

Investor Relations:
Ashley Bulot
abulot@roireit.net
858.255.4913 (o)
760.688.8647 (c)

Transfer Agent:
Constance Adams
ComputerShare
constance.adams@computershare.com
201.680.5258

Research Coverage

Bank of America Merrill Lynch	Craig Schmidt	646.855.3640
Bank of Montreal	Paul Adornato	212.885.4170
Green Street	Jason White	949.640.8780
KeyBanc Capital Markets	Todd Thomas	917.368.2286
Raymond James	RJ Milligan	727.567.2660
Sidoti & Company	Jeffrey Lau	212.453.7029